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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-7 Indenture, dated as of July 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-7)

                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                   333-113187-5                33-0705301
         ----------                   ------------               -----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


1401 Dove Street                                                         92660
NEWPORT BEACH, CALIFORNIA                                             ---------
-------------------------                                             (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

               For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:


                  EXHIBIT NO.       DESCRIPTION
                  3.1               Amended and Restated Trust Agreement, dated
                                    as of July 29, 2004, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as
                                    Owner Trustee and Deutsche Bank National
                                    Trust Company as Certificate Registrar and
                                    Certificate Paying Agent, Trust
                                    Certificates, Series 2004-7.

                  EXHIBIT NO.       DESCRIPTION
                  3.1               Grantor Trust Agreement, dated as of July
                                    29, 2004, between IMH Assets Corp., as
                                    Depositor and Deutsche Bank National Trust
                                    Company, as Grantor Trustee, Grantor Trust
                                    Certificates, Series 2004-7.

                  EXHIBIT NO.       DESCRIPTION
                  4.1               Indenture, dated as of July 29, 2004,
                                    between Impac CMB Trust Series 2004-7 as
                                    Issuer and Deutsche Bank National Trust
                                    Company, as Indenture Trustee,
                                    Collateralized Asset-Backed Bonds, Series
                                    2004-7. (In accordance with Rule 202 of
                                    Regulation S-T, Exhibit B, the Mortgage Loan
                                    Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                  EXHIBIT NO.       DESCRIPTION
                  99.1              Servicing Agreement, dated as of July 29,
                                    2004, among Impac Funding Corporation, as
                                    Master Servicer, Impac CMB Trust Series
                                    2004-7, as Issuer and Deutsche Bank National
                                    Trust Company, as Indenture Trustee,
                                    Collateralized Asset-Backed Bonds, Series
                                    2004-7. (In accordance with Rule 202 of
                                    Regulation S-T, Exhibit A, the Mortgage Loan
                                    Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMH ASSETS CORP.

                                            By:   /S/ RICHARD J. JOHNSON
                                                 -------------------------------
                                            Name:  Richard J. Johnson
                                            Title: Chief Financial Officer

Dated: August 13, 2004

                                  EXHIBIT INDEX


                        Sequentially
Exhibit                 Numbered
NUMBER                  DESCRIPTION
------                  -----------
3.1                     Amended and Restated Trust Agreement, dated as of July
                        29, 2004, among IMH Assets Corp., as Depositor,
                        Wilmington Trust Company, as Owner Trustee and
                        Deutsche Bank National Trust Company as Certificate
                        Registrar and Certificate Paying Agent, Trust
                        Certificates, Series 2004-7.

3.1 Grantor Trust Agreement, dated as of July 29, 2004, between IMH Assets Corp., as Depositor and Deutsche Bank National Trust Company as Grantor Trustee, Grantor Trust Certificates, Series 2004-7.

4.1 Indenture, dated as of July 29, 2004, between Impac CMB Trust Series 2004-7 as Issuer and Deutsche Bank National Trust Company as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-7. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1 Servicing Agreement, dated as of July 29, 2004, among Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2004-7, as Issuer and Deutsche Bank National Trust Company as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-7. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)